UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011

BERNARD CHAUS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-9169	13-2807386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

530 Seventh Avenue New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

(212) 354-1280
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 16, 2011, Bernard Chaus, Inc. issued a press release.  The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

 (d)               Exhibits

Exhibit No.                                          Description

99.1                                Press Release, dated September 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERNARD CHAUS, INC.

By: /s/Josephine Chaus
Josephine Chaus
Chief Executive Officer

Date:  September 19, 2011

EXHIBIT INDEX

Exhibit No.                                          Description

99.1                                Press Release, dated September 16, 2011